Exhibit 99

Organizational Chart — March 31, 2021

I.             OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

The Desmarais Family Residuary Trust

99.999% - Pansolo Holding Inc.

50.86% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows. There are issued and outstanding as of March 31, 2021 621,845,997 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 54,860,866 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 1,170,454,657.

Pansolo Holding Inc. owns directly and indirectly 48,363,392 SVS and 54,697,962 PPS, entitling Pansolo Holding Inc. to an aggregate percentage of voting rights of 595,343,012 or 50.86% of the total voting rights attached to the shares of PCC.

II.            OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a voting interest in the following entities:

A.            Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada

100.0% - Power Financial Corporation

66.806% - Great-West Lifeco Inc.

100.0% - Great-West Financial (Nova Scotia) Co.

100.0% - Great-West Lifeco U.S. LLC

100.0% - Great-West Services Singapore I Private Limited

100.0% - Great-West Services Singapore II Private Limited

99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)

1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)

100.0% - GWL&A Financial Inc.

100.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.

100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)

99.99% - CL US Property Feeder II LP (0.01% owned by GWLRA GP LLC)

100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)

100.0% - Advised Assets Group, LLC

100.0% - GWFS Equities, Inc.

100.0% - Great-West Life & Annuity Insurance Company of South Carolina

100.0% - Empower Retirement, LLC

100.0% - Empower Retirement Plan Co., LLC

100.0% - Great-West Capital Management, LLC

100.0% - Great-West Trust Company, LLC

100.0% - Lottery Receivable Company One LLC

100.0% - LR Company II, L.L.C.

100.0% - Great-West Financial Retirement Plan Services, LLC

100.0% - Empower Insurance Agency, LLC

100.0% - Empower Holdings, LLC

100.0% - Personal Capital Corporation

100.0% - Personal Capital Advisors Corporation

100.0% - Personal Capital Services Corporation

B.                                    Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada

100.0% - Power Financial Corporation

66.806% - Great-West Lifeco Inc.

100.0% - Great-West Financial (Nova Scotia) Co.

100.0% - Great-West Lifeco U.S. LLC

99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)

100.0% - Great-West Lifeco U.S. Holdings, LLC

1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)

100.0% - Putnam Investments, LLC

100.0% - Putnam Acquisition Financing, Inc.

100.0% - Putnam Acquisition Financing LLC

100.0% - Putnam U.S. Holdings I, LLC

20.0% - PanAgora Asset Management, Inc. (80% owned by PanAgora Holdings, Inc.)

100.0% - Putnam Investment Management, LLC

100.0% - Putnam Fiduciary Trust Company, LLC

100.0% - Putnam Investor Services, Inc.

100.0% - Putnam Retail Management GP, Inc.

1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)

99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)

100.0% - PanAgora Holdings, Inc.

80.00% - PanAgora Asset Management, Inc. (20.0% owned by Putnam U.S. Holdings I, LLC)

100.0% - Putnam Investment Holdings, LLC

100.0% - 37 Capital Structured Credit General Partner, LLC

100.0% - Savings Investments, LLC

100.0% - Putnam Capital, L.L.C.

100.0% - 37 Capital General Partner, LLC

100.0% - 37 Capital Bluescale General Partner, LLC

100.0% - Putnam Advisory Holdings II, LLC

100.0% - Putnam Investments (Ireland) Limited

100.0% - Putnam Investments Australia Pty Limited

100.0% - Putnam Investments Securities Co., Ltd.

100.0% - Putnam International Distributors, Ltd.

100.0% - Putnam Investments Argentina S.A.

100.0% - Putnam Investments Limited

100.0% - The Putnam Advisory Company, LLC

100.0% - Putnam Advisory Holdings, LLC

100.0% - Putnam Investments Canada ULC

C.            The Canada Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada

100.0% - Power Financial Corporation

66.806% - Great-West Lifeco Inc.

100.0% - Great-West Lifeco U.S. LLC

100.0% Great-West Lifeco Finance 2019, LLC

99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by Great-West Lifeco U.S. LLC)

100.0% - Great-West Lifeco Finance 2018, LLC

100.0% - Great-West Lifeco Finance 2018 II, LLC

100.0% - Great-West Lifeco US Finance 2019, LP

100.0% - Great-West Lifeco US Finance 2019, LLC

100.0% - Great-West Lifeco US Finance 2019 I, LLC

100.0% - Great-West Lifeco US Finance 2019 II, LLC

     1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco Finance 2019, LLC)

100.0% - GW Lifeco Finance 2020, LLC

     1.0% - Great-West Lifeco US Finance 2020, LP

99.0% - Great-West Lifeco US Finance 2020, LP

100.0% - GW Lifeco Finance 2020 5 Year, LLC

100.0% - Empower Finance 2020, LLC

100.0% - Empower Finance 2020 Holdco, LLC

100.0% - Empower Finance 2020 A, LLC

100.0% - Empower Finance 2020 B, LLC

100.0% - Empower Finance 2020 C, LLC

100.0% - Empower Finance 2020, LP

18.5% - Portag3 Ventures LP

29.3% - Springboard II LP

33.3% - Portag3 Ventures II Affiliates LP

33.3% - Portag3 Ventures II LP

33.3% - Portag3 Ventures II International Investments Inc.

100.0% - 2142540 Ontario Inc.100.0% - 2023308 Ontario Inc.

1.0% - Great-West Life & Annuity Insurance Capital, LP (99.0% owned by Great-West Lifeco Inc.)

40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.

  99.0% - Great-West Lifeco Finance (Delaware) LP (1.0% owned by 2142540 Ontario Inc.)

100.0% Great-West Lifeco Finance 2017, LLC

100.0% - 2171866 Ontario Inc

100.0% - 2619747 Ontario Inc.

100.0% - 2142540 Ontario Inc.

1.0% - Great-West Lifeco Finance (Delaware) LP (99% owned by Great-West Lifeco Inc.)

40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Great-West Life Assurance Company)

1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco Inc.)

100.0% - Great-West Lifeco Finance 2018, LLC

100.0% - Great-West Lifeco Finance 2018 II, LLC

99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by 2619747 Ontario Inc.)

100.0% - 6109756 Canada Inc.

100.0% - 6922023 Canada Inc.

100.0% - 8563993 Canada Inc.

100.0% - 9855297 Canada Inc.

20.0% - 11249185 Canada Inc.

20.0% - Armstrong LP (1.0% owned by 11249185 Canada Inc.)

100% - Northleaf Capital Group Ltd.

100% - Northleaf Capital Partners Ltd.

100% - Northleaf PPP GP Ltd.

100% - Northleaf Secondary Partners III GP Ltd.

100% - Northleaf Mid-Market Infrastructure Partners GP Ltd.

100% - Northleaf SH288 GP Ltd.

100% - Northleaf Geothermal Holdings (Canada) GP Ltd.

100% - NSPC-L Holdings II GP Ltd.

  49% - Northleaf Private Equity VIII GP Ltd.

100% - Northleaf Small Cell GP Ltd.

100% - NCP Terminals GP Ltd.

100% - Northleaf NICP III GP LLC

100% - Northleaf Music Copyright Ventures GP Ltd.

100% - NCP NWP US GP Ltd.

  40% - Northleaf NICP III GP Ltd.

100% - NCP US Terminals GP LLC

100% - NCP Canadian Breaks GP LLC

100% - Northleaf Vault Holdings GP Ltd.

100% - NSPC-L GPC Ltd.

100% - NCP CSV Holdings GP Ltd.

100% - Northleaf Capital Advisors Ltd.

100% - Northleaf/PRD Holdco GP Ltd.

100% - Northleaf/PRD GP Ltd.

100% - Northleaf Trustees Limited

100% - Northleaf NVCF Holdings Ltd.

100% - Northleaf PE GP Ltd.

00% - Northleaf 2013-2014 Holdings Ltd.

100% - Northleaf PE GP Ltd.

100% - NCP 2015 Canadian Holdings Ltd.

100% - Northleaf Capital Partners (Canada) Ltd.

100% - Northleaf Capital Partners (Australia) Pty Ltd.

100% - Northleaf Capital Partners (UK) Limited

49% - Northleaf NICP GP Ltd.

49% - Northleaf NICP II GP Ltd.

100% - Northleaf Class C Holdings GP Ltd.

100% - Northleaf Capital Partners (USA) Inc.

100% - Annex Fund GP Ltd.

100% - Northleaf Capital Partners GP Ltd.

49% - Northleaf NICP Holdings GP Ltd.

100% - SW Holdings GP Ltd.

100% - Northleaf South Dundas GP Ltd.

100% - Northleaf NICP III Canadian Class C Holdings Ltd.

100% - Northleaf Millenium Holdings (US) GP Ltd.

100% - Northleaf Millennium Holdings (Canada) GP Ltd.

100% - Northleaf 1608 II Holdings Ltd.

100% - Northleaf NVCF II Holdings Ltd.

100% - Northleaf 2017-2018 PE Holdings Ltd.

100% - Northleaf 1855 Holdings Ltd.

49% - Northleaf Star Holdings GP Ltd.

100% - Northleaf Star GPC Ltd.

49% - Northleaf Private Credit GP Ltd.

100% - NPC GPC Ltd.

100% - Northleaf NPC I Holdings Ltd.

100% - Northleaf Lal Lal Holdings GP Ltd.

100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.

100% - NPC II GPC Ltd.

100% - NSPC GPC Ltd.

49% - NSPC GP Ltd.

49% - NSPC-L GP Ltd.

49% - NSPC-L Holdings GP Ltd.

49% - NPC I Holdings GP Ltd.

49% - Northleaf Private Credit II GP Ltd.

49% - Northleaf NCO GP Ltd.

100% - Northleaf NICP III Holdings Ltd.

100% - Northleaf CFOF Class C 2019 Ltd.

100% - Northleaf 010 II Holdings Ltd.

100% - NSPC International GP Ltd.

100% - NSPC-L International GP Ltd.

100% - Northleaf NCO Holdings Ltd.

100% - Northleaf NPE VIII Holdings Ltd.

100% - Northleaf NSP III Holdings Ltd.

63.17% - Northleaf Capital Holdings Ltd.

100% - Northleaf PE Holdings GP Ltd.

100% - Northleaf Capital Partners GP II Ltd.

49% - Northleaf NICP II Holdings GP Ltd.

100.0% - The Canada Life Assurance Company (NAIC #80659, MI)

99.99% - CL US Property Feeder I LP (0.01% owned by GWLRA GP LLC)

  41.2% - GWL THL Private Equity I Inc. (58.8% owned by The Canada Life Insurance Company of Canada)

100.0% - GWL THL Private Equity II Inc.

23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)

100.0% - Great-West Investors LLC

100.0% - Great-West Investors LP Inc.

99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)

100.0% - T.H. Lee Interests

100.0% - Great-West Investors GP Inc.

1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)

100.0% - T.H. Lee Interests

77.0% - CDN US Direct RE Holdings Ltd. (23% owned by The Canada Life Insurance Company of Canada)

100.0% - Great-West US Direct RE Holdings Inc.

100.0% - GWL Direct 650 Almanor LLC 100.0% - GWL Direct 345 Cessna LLC

100.0% - CL GFP LLC

100.0% - GWL Direct 1 Bulfinch Place LLC

100.0% - Great-West US Direct RE Acquisition LLC

100.0% - GWL Direct 851 SW 34th LLC

100.0% - GWL Direct 12100 Rivera LLC

100.0% - GWL Direct 3209 Lionshead LLC

100.0% - GWL Direct 18701-18901 38th LLC

96.0% - CL ACP Nassau, LLC

100.0% - EW Direct 1Nassau LLC

100.0% - GWL Realty Advisors Inc.

100.0% - GWL Realty Advisors U.S., Inc.

100.0% - EverWest Property Services, LLC

100.0% - EverWest Property Services of Arizona, LLC

100.0% - EverWest Real Estate Investors, LLC

100.0% - EverWest Advisors, LLC

100.0% - EverWest Advisors AZ, LLC

100.0% - EW Manager LLC

100.0% - GWL U.S. Property Fund LP LLC

100.0% - GWLRA GP LLC

100.0% - GWL Plus GP LLC

100.0% - GWL Plus II GP LLC

100.0% - GWL GP LLC

100.0% - GWL RES GP LLC

0.01% - CL US Property Feeder I LP (99.99% owned by The Canada Life Assurance Company

0.01% - CL US Property Feeder II LP (99.99% owned by Great-West Life & Annuity Insurance Company)

100.0% - RA Real Estate Inc.

0.1% - RMA Real Estate LP (99.9% owned by The Canada Life Assurance Company)

100% - RMA Properties Ltd.

100% - RMA Properties (Riverside) Ltd.

100.0% - GWL Realty Advisors Residential Inc.

100.0% - 2278372 Ontario Inc.

87.5% - 555 Robson Holding Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)

100.0% - 200 Graham Ltd.

100.0% - 801611 Ontario Limited

100.0% - 1213763 Ontario Inc.

99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)

100.0% - Kings Cross Shopping Centre Ltd.

100.0% - 681348 Alberta Ltd.

50.0% - 3352200 Canada Inc.

100.0% - 1420731 Ontario Limited

60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)

100.0% - 1455250 Ontario Limited

100.0% - CGWLL Inc.

100.0% - Canada Life Securities Ltd.

100.0% - 2020917 Alberta Ltd.

77.0% - Great-West Investor Holdco Inc. (23% owned by GWL THL Private Equity I Inc.)

84.0% - 2148902 Alberta Ltd. (16% owned by The Canada Life Insurance Company of Canada)

70.0% - 2157113 Alberta Ltd. (30% owned by The Canada Life Insurance Company of Canada)

100.0% - The Walmer Road Limited Partnership

100.0% - Laurier House Apartments Limited

100.0% - Marine Promenade Properties Inc.

100.0% - 2024071 Ontario Limited

100.0% - 431687 Ontario Limited

0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)

100.0% - High Park Bayview Inc.

0.001% - High Park Bayview Limited Partnership

100.0% - High Park Bayview Limited Partnership

5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)

100% - Mountain Asset Management LLC

100.0% - TGS North American Real Estate Investment Trust

100.0% - TGS Trust

100.0% - RMA Realty Holdings Corporation Ltd.

100.0% - 1995709 Alberta Ltd.

100.0% - RMA (U.S.) Realty LLC (Delaware)

100.0% - RMA American Realty Corp.

1% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware))

99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)

99.9% - RMA Real Estate LP (0.1% owned by RA Real Estate Inc.)

100.0% - RMA Properties Ltd.

100.0% - S-8025 Holdings Ltd.

100.0% - RMA Properties (Riverside) Ltd.

100.0% - KS Village (Millstream) Inc.

100.0% - Trop Beau Developments Limited

100.0% - RA SPE 599 Holdings Inc.

100.0% - RA SPE 599 Inc.

100.0% - Kelowna Central Park Properties Ltd.

100.0% - Kelowna Central Park Phase II Properties Ltd.

87.5% - Vaudreuil Shopping Centres Limited (12.5% owned by The Canada Life Insurance Company of Canada)

62.0% - 1296 Station Street Properties Ltd. (380% owned by The Canada Life Insurance Company of Canada)

100.0% - Saskatoon West Shopping Centres Limited

87.5% - 2331777 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)

87.5% - 2344701 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)

87.5% - 2356720 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)

87.5% - 0977221 B.C. Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)

100.0% - 7419521 Manitoba Ltd.

0.09% - 7420928 Manitoba Limited Partnership (88.57% owned by The Canada Life Assurance Company and 11.30% owned by The Canada Life Insurance Company of Canada)

100.0% - 7419539 Manitoba Ltd.

100.0% - 1542775 Alberta Ltd.

100.0% - 0813212 B.C. Ltd.

100.0% - 1319399 Ontario Inc.

100.0% - 4298098 Canada Inc.

100% - GLC Reinsurance Corporation

100.0% - 389288 B.C. Ltd.

100.0% - Quadrus Investment Services Ltd.

88.0% - Neighborhood Dental Services Ltd.

100.0% - Quadrus Distribution Services Ltd.

100.0% - Toronto College Park Ltd.

100.0% - 185 Enfield GP Inc.

0.01% - 185 Enfield LP (99.99% owned by The Canada Life Assurance Company)

99.99% - 185 Enfield LP (0.001% owned by 185 Enfield GP Inc.)

100.0% - 320 McRae GP Inc.

0.001% - 320 McRae LP (99.99% owned by The Canada Life Assurance Company)

99.99% - 320 McRae LP (0.001% owned by 320 McRae GP Inc.)

100.0% - 11658735 Canada Inc.

100.0% - London Life and Casualty Reinsurance Corporation

100.0% - Trabaja Reinsurance Company Ltd.

100.0% - London Life and Casualty (Barbados) Corporation

100.0% - LRG (US), Inc.

100.0% - Canada Life International Reinsurance Corporation

100.0% - Canada Life Reinsurance Company (Fed ID # 23-2044256 — NAIC # 76694, PA)

100.0% - Canada Life International Reinsurance (Barbados) Corporation

100.0% - Financial Horizons Group Inc.

100.0% - Financial Horizons Incorporated

100.0% - Continuum Financial Centres Inc.

100.0% - Excel Private Wealth Inc.

100.0% - Odyssey Financial Group Inc./Groupe Odyssee Inc.

100.0% - TORCE Investment Management Inc.

100.0% - TORCE Wealth Management Inc.

100.0% - Henderson GP ULC

0.01% - Henderson Structured Settlements LP (99.9% held by Financial Horizons Incorporated)

99.9% - Henderson Structures Settlements LP (0.01% held by Henderson GP ULC)

100.0% - Canada Life Capital Corporation, Inc.

100.0% - Canada Life International Holdings Limited

100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation

100.0% - Canada Life International Services Limited

100.0% - Canada Life International Limited

100.0% - CLI Institutional Limited

100.0% - Canada Life Reinsurance International Ltd.

100.0% - The Canada Life Group (U.K.) Limited

80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)

100.0% - Canada Life Irish Holding Company Limited

28% - JDC Group AG

100.0% - Jung, DMS & Cie.AG

100.0% - Jung, DMS & Cie.Pro GmbH

100.0% - Jung, DMS & Cie.Pool GmbH

100.0% - JDC Geld,de GmbH

100.0% - JDC plus GmbH

100.0% - JDC B-LAB GmbH

100.0% - FINUM.PRIVATE Finance Holding GmbH (Germany)

100.0% - FINUM.Finanzhause AG

100.0% - FINUM.Pension Consulting GmbH

100.0% - FINUM.Private Finance AG

100.0% - FVV — GmbH

100.0% - FINUM.PRIVATE Finance Holding GmbH (Austria)

100.0% - FINUM.Private Finance AG

100.0% - Jung, DMS & Cie. GmbH

51.0% - Jupoo finance GmbH

100.0% - CL Abbey Limited

20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by

The Canada Life Group (U.K.) Limited)

100.0% - Canada Life Re Ireland dac

100.0% - Canada Life Dublin dac

100.0% - Canada Life Group Services Limited

100.0% - Canada Life Europe Investment Limited

100.0% - Canada Life Europe Management Services Limited

21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited)

78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)

100.0% - Irish Life Investment Managers Limited

100.0% - Summit Asset Managers Limited

100.0% - Setanta Asset Management Limited

100.0% - Canada Life Pension Managers & Trustees Limited

100.0% - Canada Life Asset Management Limited

100.0% - Canada Life European Real Estate Limited

100.0% - Hotel Operations (Walsall) Limited

100.0% - Hotel Operations (Cardiff) Limited

100.0% - Canada Life Trustee Services (U.K.) Limited

100.0% - CLFIS (U.K.) Limited

100.0% - Canada Life UK Staff Pension Trustee Limited

100.0% - MGM Advantage Holdings Limited

100.0% - Stonehaven UK Limited

100.0% - MGM Advantage Services Limited

100.0% - Canada Life Platform Limited

100.0% - Canada Life SIPP Trustee Limited

100.0% - Canada Life Platform Nominee Limited

100.0% - Canada Life Limited

26.0% - ETC Hobley Drive Management Company Limited

100.0% - Synergy Sunrise (Wellington Row) Limited

76.0% - Radial Park Management Limited

100.0% - Canada Life (U.K.) Limited

100.0% - Albany Life Assurance Company Limited

100.0% - Canada Life Management (U.K.) Limited

100.0% - Canada Life Services (U.K.) Limited

100.0% - Canada Life Fund Managers (U.K.) Limited

100.0% - Canada Life Group Services (U.K.) Limited

100.0% - Canada Life Holdings (U.K.) Limited

100.0% - Canada Life Home Finance Trustee Limited

100.0% - Canada Life Irish Operations Limited

100.0% - Canada Life Ireland Holdings Limited.

100.0% - Irish Life Group Limited

100.0% - ILGAPT Limited

100.0% APT Workplace Pension Ltd.

100.0% APT Wealth Management Ltd.

100.0% APTFS Nominees Ltd.

100.0% - ILGWM Limited

100.0% - Clearview Investments & Pensions Limited

100.0% - Irish Life Health dac

100.0% - Irish Life Wellbeing Limited

100.0% - Irish Life Group Services Limited

100.0% - Irish Life Financial Services Ltd.

100.0% - Glohealth Financial Services Limited

49.0% - Affinity First Limited (51.0% interest unknown)

100.0% - Vestone Ltd.

100.0% - Cornmarket Group Financial Services Limited

100.0% - Cornmarket Insurance Services Limited

100.0% EIS Financial Services Limited

100.0% - Irish Life Associate Holdings Unlimited Company

100.0% - Irish Life Irish Holdings Unlimited Company

75.0% - 1939 ILIV Consulting Limited

100.0% - Invesco Limited

100.0% - Invesco Trustee DAC

100.0% - City Life Limited

100.0% - ILP Pension Trustees DAC

100.0% - BCRM Financial Holdings (Ireland) dac

100.0% - Acumen & Trust dac

100.0% - Acumen & Trust Pension Trustees dac

100.0% - Irish Life Assurance plc.

100.0% - Ilona Financial Group, Inc.

100.0% - Irish Life Trustee Services Limited

100.0% - Stephen Court Limited

100.0% - (2,3&4) Basement Company Limited

66.66% - City Gate Park Administration Limited

51.0% - SJRQ Riverside IV Management Company Ltd.

50.0% - Hollins Clough Management Company Ltd.

50.0% - Dakline Company Ltd.

52.8% - Platform Capital Holdings Limited

100.0% - Conexim Advisors Limited

100.0% - 4073649 Canada, Inc.

100.0% - CL Luxembourg Capital Management S.á.r.l.

45.0% - Wealthsimple Europe S.á.r.l.

100.0% - Wealthsimple UK Ltd.

100.0% - Wealthsimple Germany GmbH

100.0% - Wealthsimple Technologies Europe

100.0% - Canada Life Finance (U.K.) Limited

100.0% - 8478163 Canada Limited

100.0% - Canada Life Capital Bermuda Limited

100.0% - 9983813 Canada Inc.

100.0% - Canada Life Capital Bermuda III Limited

100.0% - Canada Life Capital Bermuda II Limited

77.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc.)

100.0% - CL 22 Chapel GP Inc.

0.001% - CL 22 Chapel LP (99.99% owned by The Canada Life Assurance Company)

99.99% - CL 22 Chapel GP (0.001%owned by CL 22 Chapel GP Inc.)

100.0% - CL Eastlake GP Inc.

0.001% - CL Eastlake LP (99.99% owned by The Canada Life Assurance Company)

99.99% - CL Eastlake LP (0.001% owned by CL Eastlake GP Inc.)

100.0% - CL Lago GP Inc.

0.001% - CL Lago LP (99.99% owned by The Canada Life Assurance Company)

99.99% - CL Lago LP (0.001% owned by CL 22 Chapel GP Inc.)

100.0% - CL 2505 Bruckner GP Inc.

0.001% - CL 2505 Bruckner LP (99.99% owned by The Canada Life Assurance Company)

99.99% - CL 2505 Bruckner LP (0.001% owned by CL 2505 Bruckner Inc.)

100.0% - The Canada Life Insurance Company of Canada

11.30%- 7420928 Manitoba Limited Partnership (88.57% limited partner interest held by The Canada Life Assurance Company; 7419521 Manitoba Ltd. holds 0.09% interest)

100.0% - 6855572 Manitoba Ltd.

94.4% - MAM Holdings Inc. (5.6% owned by The Canada Life Assurance Company)

100.0% - Mountain Asset Management LLC

12.5% - 2331777 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)

12.5% - 2344701 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)

12.5% - Vaudreuil Shopping Centres Limited (87.5% owned by The Canada Life Assurance Company)

38.0% - 1296 Station Street Properties Ltd. (62.0% owned by The Canada Life Assurance Company)

12.5% - 2356720 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)

12.5% - 0977221 B.C. Ltd. (87.5% owned by The Canada Life Assurance Company)

12.5% - 555 Robson Holding Ltd. (87.5% owned by The Canada Life Assurance Company)

58.8% - GWL THL Private Equity I Inc. (41.2% The Canada Life Assurance Company)

100.0% - GWL THL Private Equity II Inc.

16.0% - 2148902 Alberta Ltd. (85% by The Canada Life Assurance Company)

30.0% - 2157113 Alberta Ltd (70% by The Canada Life Assurance Company)

100.0% - Great-West Investors Holdco Inc.

100.0% - Great-West Investors LLC

100.0% - Great-West Investors LP Inc.

99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)

100.0% - T.H. Lee Interests

100.0% - Great-West Investors GP Inc.

1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)

100.0% - T.H. Lee Interests

100.0% - CL Capital Management (Canada), Inc.

100.0% - Canada Life Mortgage Services Ltd.

11.8% - GWL THL Private Equity I Inc. (29.4% owned by The Canada Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)

100.0% - GWL THL Private Equity II Inc.

100.0% - Great-West Investors Holdco Inc.

100.0% - Great-West Investors LLC

100.0% - Great-West Investors LP Inc.

99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)

100% - T.H. Lee Interests

100.0% - Great-West Investors GP Inc.

1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)

100.0% - T.H. Lee Interests

100.0% - Canada Life Capital Trust

100.0% - Canada Life Investment Management Ltd.

100.0% - Great-West US RE Holdings, Inc.

100.0% - CL Burlingame, LLC

10.0% - PGEW Burlingame, LLC

100.0% - EW PG — Airport Owner, LLC

100.0% - CL 25 North LLC

D.                                    IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada

100.0% - Power Financial Corporation

62.047% - IGM Financial Inc. (direct and indirect 65.916%)

100.0% - Investors Group Inc.

100.0% - Investors Group Financial Services Inc.

100.0% - 11249142 Canada Inc.

100.0% - Investors Group Trust Co. Ltd.

100.0% - I.G. Insurance Services Inc.

100.0% - Investors Syndicate Limited

100.0% - Investors Group Securities Inc.

100.0% - 6460675 Manitoba Ltd.

100.0% - I.G. Investment Management, Ltd.

100.0% - Investors Group Corporate Class Inc.

100.0% - Investors Syndicate Property Corp.

100.0% - 0992480 B.C. Ltd.

100.0% - 1081605 B.C. Ltd.

100.0% - 11263552 Canada Inc.

100.0% - Mackenzie Inc.

100.0% - Mackenzie Financial Corporation

100.0% - Mackenzie Investments Europe Limited

100.0% - Mackenzie Investments Asia Limited

100.0% - Mackenzie Investments Charitable Foundation

14.28% - Strategic Charitable Giving Foundation

100.0% - Mackenzie Financial Capital Corporation

100.0% - MMLP GP Inc.

100.0% - Mackenzie Investments Corporation

100.0% - Mackenzie U.S. Fund Management Inc.

13.9% - China Asset Management Co., Ltd.

80.0% - 11249185 Canada Inc.

100.0% - Armstrong LP

49.9% - Northleaf Capital Group Ltd.

100% - Northleaf Capital Partners Ltd.

100% - Northleaf PPP GP Ltd.

100% - Northleaf Secondary Partners III GP Ltd.

100% - Northleaf Mid-Market Infrastructure Partners GP Ltd.

100% - Northleaf SH288 GP Ltd.

100% - Northleaf/SYD GP Ltd.

100% - Northleaf Geothermal Holdings (Canada) GP Ltd.

49% - NSPC-L Holdings II GP Ltd.

49% - Northleaf Private Equity VII GP Ltd.

100% - Northleaf Small Cell GP Ltd.

100% - NCP Terminals GP Ltd.

100% - Northleaf NICP III GP LLC

100% - Northleaf Music Copyright Ventures GP Ltd.

100% - NCP NWP US GP Ltd.

49% - Northleaf NICP III GP Ltd.

100% - NCP US Terminals GP LLC

100% - NCP Canadian Breaks GP LLC

100% - Northleaf Vault Holdings GP Ltd.

100% - NSPC-L GPC Ltd.

100% - NCP CSV Holdings GP Ltd.

100% - Northleaf Capital Advisors Ltd.

100% - Northleaf/PRD Holdco GP Ltd.

100% - Northleaf/PRD GP Ltd.

100% - Northleaf Trustees Limited

100% - Northleaf NVCF Holdings Ltd.

100% - Northleaf PE GP Ltd.

100% - Northleaf 2013-2014 Holdings Ltd.

100% - Northleaf PE GP Ltd.

100% - NCP 2015 Canadian Holdings Ltd.

100% - Northleaf Capital Partners (Canada) Ltd.

100% - Northleaf Capital Partners (Australia) Pty Ltd.

100% - Northleaf Capital Partners (UK) Limited

49% - Northleaf NICP GP Ltd.

49% - Northleaf NICP II GP Ltd.

100% -Northleaf Class C Holdings GP Ltd.

100% - Northleaf Capital Partners (USA) Inc.

100% - Annex Fund GP Ltd.

100% - Northleaf Capital Partners GP Ltd.

49% - Northleaf NICP Holdings GP Ltd.

100% - SW Holdings GP Ltd.

100% - Northleaf South Dundas GP Ltd.

100% - Northleaf NICP III Canadian Class C Holdings Ltd.

100% - Northleaf Millennium Holdings (US) GP Ltd.

100% - Northleaf Millennium Holdings (Canada) GP Ltd.

100% - Northleaf 1608 II Holdings Ltd.

100% - Northleaf NVCF II Holdings Ltd.

100% - Northleaf 2017-2018 PE Holdings Ltd.

100% - Northleaf 1855 Holdings Ltd.

49% - Northleaf Star Holdings GP Ltd.

100% - Northleaf Star GPC Ltd.

49% - Northleaf Private Credit GP Ltd.

100% - NPC GPC Ltd.

100% - Northleaf NPC I Holdings Ltd.

100% - Northleaf Lal Lal Holdings GP Ltd.

100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.

100% - NPC II GPC Ltd.

100% - NSPC GPC Ltd.

49% - NSPC GP Ltd.

49% - NSPC-L GP Ltd.

49% - NSPC-L Holdings GP Ltd.

49% - NPC I Holdings GP Ltd.

49% - Northleaf Private Credit II GP Ltd.

49% - Northleaf NCO GP Ltd.

100% - Northleaf NICP III Holdings Ltd.

100% - Northleaf CFOF Class C 2019 Ltd.

100% - Northleaf 010 II Holdings Ltd.

100% - NSPC International GP Ltd.

100% - NSPC-L International GP Ltd.

100% - Northleaf NCO Holdings Ltd.

100% - Northleaf NPE VIII Holdings Ltd.

100% - Northleaf NSP III Holdings Ltd.

63.17% - Northleaf Capital Holdings Ltd.

100% - Northleaf PE Holdings GP Ltd.

100% - Northleaf Capital Partners GP II Ltd.

49% - Northleaf NICP II Holdings GP Ltd.

100.0% - 1223593 Canada Inc.

100.0% - GLC Asset Management Group Ltd.

100.0% - MGELS Investments Limited

100.0% - MEMLS Fund Management (Cayman) Ltd.

100.0% - Mackenzie EM Funds Management (Cayman) Ltd.

100.0% - Mackenzie GP Inc.

100.0% - Investment Planning Counsel Inc.

100.0% - IPC Investment Corporation

100.0% - IPC Estate Services Inc.

100.0% - IPC Securities Corporation

100.0% - Counsel Portfolio Services Inc.

100.0% - Counsel Portfolio Corporation

18.54% - Portag3 Ventures LP

19.82% - Springboard LP

55.23% - Springboard LP

75.95% - WealthSimple Financial Corp. (74.03% equity)

29.33% - Springboard II LP

33.3% - Portag3 Ventures II Affiliates LP

31.97% - Portag3 ventures II LP

E.                                    Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada

100.0% - Power Financial Corporation

100.0% - Power Financial Europe SA

50.0% - Parjointco SA

100.0% - Pariointco Switzerland SA

43.2% Groupe Bruxelles Lambert (28.2% in capital)

1.4% - Groupe Bruxelles Lambert (1.9% in capital)

18.0% - Umicore SA

19.8% - Ontex NV

12.7% - Pernod Ricard SA (7.6% in capital)

0.4% - LTI One SA

96.5% - FINPAR II SA

0.2% - Groupe Bruxelles Lambert (0.1% in capital)

0.1% - Ontex NV

90.2% - FINPAR III SA

0.2% - Groupe Bruxelles Lambert (0.1% in capital)

94.4% - FINPAR IV SA

0.1% - Groupe Bruxelles Lambert

0.1% - Imerys

94.9% - FINPAR V SRL

0.1% - Groupes Bruxelles Lambert

0.3% - Marnix Lux SA

95.0% - FINPAR VI SRL

0.1% - Groupe Bruxelles Lambert

0.3% - Marnix Lux SA

1.2% - Sagerpar SA

100.0% - Belgian Securities BV

67.4% - Imerys (54.6% in capital)

100.0% - Brussels Securities SA

99.6% - LTI One SA

100.0% - LTI Two SA

0.1% - Groupe Bruxelles Lambert

0.1% - Umicore SA

100.0% - URDAC SA

0.1% - Groupe Bruxelles Lambert

100.0% - FINPAR SA

98.8% - Sagerpar SA

3.1% - Groupe Bruxelles Lambert (3.1% in capital)

4.1% - GBL Participations SA

10.0% - Brussels Advisors SA

100.0% - GBL O

  95.9% - GBL Participations SA

  90.0% - Brussels Advisors SA

100.0% - GBL Advisors Limited

5.4% - FINPAR III SA

100.0% - GBL Development Limited

100.0% - RPCE Consulting SAS

100.0% - GBL Verwaltung SA

100.0% - GBL Investments Limited

100.0% - GBL R S.á.r.l.

100.0% - GBL Energy S. á.r.l.

100.0% - Serena S.á.r.l.

18.9% - SGS

100.0% - Eliott Capital S.á.r.l.

100.0% - Sienna Capital S.á.r.l

100.0% - Sienna Capital Management SA

100.0% - Sienna Capital London Ltd.

100.0% - Sienna Capital Opportunity GP S.a.r.l.

50.0% - Avanti Acquisition GP S.a.r.l

100.0% - Sienna Capital Invest SCSp

29.6% - Kartesia Credit Opportunities III SCA, SICAV-SIF

16.8% - Kartesia Credit Opportunities IV SCS

0.4% - Sagard II A FPCI

74.7% - Sagard II B FPCI

26.9% - Sagard 3 FPCI

37.8% - Sagard 4A FPCI/Sagard 4B FIPS

45.0% - Sagard NewGen FPCI

32.4% - Sagard Santé Animale FPCI

51.6% - PrimeStone Capital Fund ICAV

48.6% - Backed 1 LP

9.6% - Backed 1 Founder LP

93.9% - Backed Encore 1 LP

10.0% - Backed Encore 1 Founder LP

69.8% - Backed 2 LP

10.0% - Backed 2 Founder LP

44.6% - Marcho Partners Feeder Fund ICAV

97.6% - Marcho Partners Long Feeder Fund ICAV

15.4% - Matador Coinvestment SCSp

28.2% - C2 Capital Global Export-to-China Fund, L.P.

10.5% - Globality, Inc.

100.0% - Sienna Capital Opportunity Carry SCSp

100.0% - Sienna Capital Opportunity Fund SCSp

100.0% - SC Opportunity Master S.a.r.l.

100.0% - Sienna Capital Participations S.á.r.l

10.8% - Sagard FCPR

50.0% - Ergon Capital Partners SA

50.0% - Ergon Capital Partners II SA

89.9% - Ergon Capital Partners III SA

34.4% - Ergon Capital Partners IV, SCSp

15.9% - Ergon Opseo Long Term Value Fund SCSp

17.2% - Ergon SVT Long Term Value Fund SCSp

15.1% - Merieux Participations SAS

34.3% - Merieux Participations 2 SAS

34.9% - KKR Sigma Co-Invest II L.P.

100.0% - Sienna Capital Co-Invest Master S.a.r.l

25.7% - StreetTeam Software Limited (DBA as Pollen)

50.0% - Avanti Acquisition SCSp

20.0% - Avanti Acquisition Corp.

100.0% - GBL Finance S.á.r.l

100.0% - Miles Capital S.á.r.l

23.1% - Piolin II S.á.r.l

100.0% - Piolin Bidco SAU

100.0% - Oliver Capital S.á.r.l

100.0% - Theo Capital S.á.r.l

100.0% - Owen Capital S.á.r.l

100.0% - GfG Topco S.á.r.l

86.4% - GfG Capital S.á.r.l

60.0% - Blitz 20-673 GmbH

100.0% - Canyon Bicycles GmbH

3.5% - FINPAR II SA

4.4% - FINPAR III SA

5.6% - FINPAR IV SA

5.1% - FINPAR V SA

5.0% - FINPAR VI SA

100.0% - Sapiens S.á.r.l

60.6% — Marnix Lux SA

100.0% - Marnix French ParentCo SAS

100.0% - Marnix French TopCo SAS

100.0% - Marnix SAS

100.0% - Courcelles Lux SCA

100.0% - Wowholdco SAS

100.0% - Wowmidco SAS

100.0% - Wowbidco SAS

100.0% - Webhelp SAS

F.                                     Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada

100.0% - Power Corporation (International) Limited

99.9% - Power Pacific Corporation Limited

0.1% - Power Pacific Equities Limited

99.9% - Power Pacific Equities Limited

100.0% - Power Communications Inc.

0.1% - Power Pacific Corporation Limited

13.9% - China Asset Management Limited

G.                                   Other PCC Companies

Power Corporation of Canada

100.0% - 152245 Canada Inc.

100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.

100.0% - SVRE Management Inc.

100.0% - 3121011 Canada Inc.

100.0% - 171263 Canada Inc.

100.0% - Power Sustainable Capital Inc.

100.0% - Power Sustainable Manager Inc.

100.0% - PSEIP Carry Holding LP

100.0% - Power Sustainable Energy Infrastructure Inc.

100.0% - PSEIP Carry Canada Inc

100.0% - PSEIP US GP Inc.

100.0% - Power Sustainable Energy Infrastructure US Fund I LP

100.0% - Potentia Renewables US Holdings LLC (Delaware)

100.0% - PR Land Holdings, LLC

100.0% - PR Development LLC

100.0% - Banjo Solar Holdings Corp.

  49.0% - Kamaole Solar Holdings, LLC

  49.0% - Kamaole Solar, LLC

100.0% - PR Operating LLC

100.0% - Potentia MN Solar Fund 1 Managing Member, LLC

64.0% - Potentia MN Solar Fund I, LLC

100.0% - Minnesota Solar CSG 1, LLC

100.0% - Minnesota Solar CSG 4, LLC

100.0% - Minnesota Solar CSG 8, LLC

100.0% - Minnesota Solar CSG 9, LLC

100.0% - Power Sustainable Energy Infrastructure US Fund II LP

100.0% - Nautilus US Power Holdco, LLC (Delaware)

100.0% - PSEIP US Feeder Fund I LP

100.0% - Power Sustainable Energy Infrastructure Canada I Inc.

100.0% - PSEIP Canada GP Inc.

100.0% - Power Sustainable Energy Infrastructure Canada Fund I LP

100.0% - Potentia Renewables Canada Holdings GP Inc.

100.0% - Potentia Renewables Canada Holdings LP

100.0% - PR Canada Land Holdings GP Inc.

100.0% - PR Canada Land Holdings Limited Partnership

75.0% - Paintearth Wind Project Ltd.

75.0% - Paintearth Wind Project LP

100.0% - 5979359 Manitoba Ltd.

100.0% - 5956162 Manitoba Ltd.

100.0% - 5529442 Manitoba Ltd.

100.0% - Sequoia Loch Lomond Solar Energy LP

50.0% - Loch Lomond Wind Energy LP

50.0% - Sequoia Renewable Energy System LP

100.0% - Sequoia Energy US Inc.

100.0% - Potentia Renewables 15 GP Inc.

100.0% - Potentia Renewables 15 Limited Partnership

100% - PRI Wind GP Trust

100.0% - PRI Wind LP

50.0% Affinity Wind GP Inc.

100.0% - PRI Solar GP Trust

100.0% - PRI RT Solar LP

100.0% - PRI Industrial Solar (GP) Inc.

84.90% - PRI Industrial Solar LP

100.0% - Potentia Renewabes 16 GP Inc.

100.0% - Potentia Renewables 16 Limited Partnership

100.0% - PRI Solar Gardens Nominee Inc.

100.0% - PRI Solar Gardens GP Trust

100.0% - PRI Solar Gardens LP

100.0% - Potentia Renewables 17 GP Inc.

100.0% - Potentia Renewables 17 Limited Partnership

100.0% - SunE Newboro 4 LP

100.0% - SunE Welland Ridge LP

  50.0% - SunE Sky Erie Ridge LP

75.0% - Truro Heights Wind LP

75.0% - Pockwock Wind LP

100.0% - PR Development GP Inc.

100.0% - PR Development Limited Partnership

100.0% - Potentia Reneawables 18 GP Inc.

100.0% - Potentia Renewables 18 Limited Partnership

100.0% - BrightRoof IP Ltd.

100/0% - BrightRoof GP Inc.

99.0% - BrightRoof II GP Inc.

100.0% - BrightRoof Solar Limited Partnership

49.9% - Metis Nation of Ontario — BrightRoof Solar Limited Partnership

49.0% - JCM Solar G.P.1 Ltd.

49.0% - Maxim Solar Power Corporation

49.9% - Tendors GP 1 Ltd.

40.9% - GSC RP 1 LP

49.9% - GSC RP 5 LP

49.9% - GSC 6 LP

100.0% - PSEIP Canada Feeder Fund I LP

100.0% - Power Sustainable Energy Infrastructure US I Inc. (Delaware)

100.0% - PSEIP Carry Canada GP Inc.

100.0% - PSEIP Carry Canada LP

100.0% - PSEIP Carry Holding US LP

100.0% - PSEIP Carry US Inc. (Delaware)

100.0% - PSEIP Carry US GP Inc. (Delaware)

100.0% - PSEIP Carry US LP

100.0% - Power Pacific Investment Management Inc.

100.0% - Power Pacific China A-Shares Core Strategy GP Inc.

100.0% - Power Pacific China A-Shares Core Strategy LP

100.0% - Power Pacific Investment Management (Ireland) Limited

100.0% - Power Pacific Opportunity Funds ICAV

100.0% - Power Pacific China A-Shares Core Strategy (US) GP LLC (Delaware)

100.0% - Power Pacific China A-Shares Core Strategy (US) Fund LP (Delaware)

100.0% - Power Sagard (Shanghai) Investment Management Co., Ltd.

6.30% - Bellus Health Inc.

25.0% (voting) - 9314-0093 Québec Inc. (formerly Club de Hockey Les Remparts de Québec Inc.)

100.0% - Power Energy Corporation

100.0% - Potentia Renewables Inc.

35.0% - Power Sustainable Energy Infrastructure US Fund I LP

100.0% - Stirling Wind Project Ltd.

100.0% - Stirling Wind Project LP

75.0% - Stirling Renewable Energry Limited Partnership

75.0% - Wheatland Wind Project Ltd.

75.0% - Wheatland Wind Project LP

100.0% - Emerald Solar Energy, SRL

50.0% - Soluciones de Energoa Alterna, S.L.

100.0% - Jenner Wind Limited Partnership

100.0% - Jenner 1 Limited Partnership

100.0% - Jenner 2 Limited Partnership

100.0% - Jenner 3 Limited Partnership

100.0% - Power Renewable Energy Corporation

100.0% - Sequoia Energy Inc.

96.6% - Potentia Renewables US Holdings Corp. f/k/a Potentia Solar Holdins Corp

100.0% - Musselshell Wind Holdings, LLC

100.0% - Musselshell Wind Project, LLC

100.0% - Musselshell Wind Project Two, LLC

100.0% - Potentia Solar Holdings II Limited Partnership

100.0% Potentia Solar Holdings Limited Partnership

100.0% - Schooltop Solar Limited Partnership

100.0% - TSPS (Portfolio 1) Limited Partnership

100.0% - TSPS (Portfolio 2) Limited Partnership

 85.0% - Reliant First Nation Limited Partnership

100.0% - PSI Solar Finance 1 Limited Partnership

100.0% - MOM Solar Limited Partnership

100.0% - MOM Guarantor Limited Partnership

100.0% - MOM V Limited Partnership

100.0% - OSPS (002281 — 150 Abbeyhill) Limited Partnership

100.0% - OSPS (002273 — 3673 McBean) Limited Partnership

100.0% - OSPS (002334 — 159 Lorry Greenberg) Limited Partnership

100.0% - Potentia Solar 5 Limited Partnership

100.0% - Potentia Solar 6 Limited Partnership

100.0% - Potentia Solar 7 Limited Partnership

100.0% - Potentia Solar 9 Limited Partnership

100.0% - Potentia Solar 10 Limited Partnership

100.0% - Potentia Solar 11 Limited Partnership

100.0% - Potentia Solar 12 Limited Partnership

100.0% - Potentia Solar 14 Limited Partnership

100.0% - PSI Construction Agent 2 Limited Partnership

100.0% - PSI Construction Agent 4 Limited Partnership

100.0% - PRI Construction Limited Partnership

100.0% - PRI Consulting Limited Partnership

100.0% - PSI Solar Finance (FIT 4) Limited Partnership

100.0% - PSI Finance 13 Limited Partnership

100.0% - Reliant First Nation GP Inc.

100.0% - Reliant (No. 1) Solar Holdings Inc.

100.0% - Metasolar Consultants Inc.

100.0% - Potentia Energy Limited Partnership

100.0% - Potentia Solar Holdings GP Inc.

100.0% - PRI Construction Agent 2 GP Inc.

100.0%- PRI Construction Agent 4 GP Inc.

100.0% - PRI Consulting GP Inc.

100.0% - PSI Solar Finance (FIT 4) GP Inc.

100.0% - Potentia Solar 9 GP Inc.

100.0% - Potentia Solar 10 GP Inc.

100.0% - Potentia Solar 11 GP Inc.

100.0% - Potentia Solar 12 GP Inc.

100.0% - PSI Finance 13 GP Inc.

100.0% - Potentia Energy GP Inc.

100.0% - PSI Solar Finance 1 GP Inc.

100.0% - 2323953 Ontario Inc.

100.0% - MOM Guarantor GP Inc.

100.0% - MOM Solar GP Inc.

100.0% - PSI Solar Finance 5 GP Inc.

100.0% - Potentia Solar 5 GP Inc.

100.0% - Potentia Solar 6 GP Inc.

100.0% - Potentia Solar 7 GP Inc.

100.0% - MSPC V General Partner Inc.

100.0% - PSI Solar Finance 14 GP Inc.

100.0% - Potentia Solar 14 GP Inc.

100.0% - AS GP Inc.

100.0% - TSPS (Portfolio 1) GP Inc.

100.0% - TSPS (Portfolio 2) GP Inc..

100.0% - PSI Construction Agent 4 GP Inc.

100.0% - Solarize Holdings Corp.

100.0% - QS1 2012 GP Inc.

100.0% - QS4 2012 GP Inc.

100.0% - QS15 2012 GP Inc.

100.0% - SE 2012 GP Inc.

100.0% - SE2 2013 GP Inc.

100.0% - SE5 2013 GP Inc.

100.0% - SE9 2013 GP Inc.

100.0% - Solarize Financial 2015 GP Inc.

100.0% - Solexica Energy GP5 Inc.

100.0% - ME3 2012 GP Inc.

100.0% - ME10 2012 GP Inc.

100.0% - ME11 2012 GP Inc.

100.0% - Solarize Energy (2011) Inc.

100.0% - Guswhenta Solar (2013) Inc.

100.0% - 2613265 Ontario Inc.

100.0% - SE7 2013 GP Inc.

24.95% - QS1 2012 LP (+24.95% - Potentia Renewables Inc.)

24.95% - QS4 2012 LP (+24.95% - Potentia Renewables Inc.)

24.95% - QS15 2012 LP (+24.95% - Potentia Renewables Inc.)

49.99% - SE 2012 LP

49.99% - SE2 2013 LP

49.99% - SE 5 2013 LP

40.0% - SE7 2013 LP

80.0% - SE9 2013 LP

100.0% - Solarize Financial 2015 LP

49.99%- ME3 2012 LP

42.5% - ME10 2012 LP (42.5% Potentia Reneables Inc.)

49.99% - ME11 2012 LP

20.54% - Solexica Energy LP 5 (79.46% Potentia Renewables Inc.)

85.0% - Solexica Solar Brampton GP

3.4% -Potentia Renewables US Holdings Corp. f/k/a Potentia Solar Holdings Corp

100.0% - Potentia Renewable Developments, LLC

100.0% - Golden Sounth Wind GP Inc.

100.0% - Golden South Wind LP

100.0% - Potentia NB GP Inc.

100.0% - Potentia NB LP

50.0% - Pokeshaw Windfarm Limited Partnership

100.0% - Power Energy Corporation US

100.0% - Nautilus Solar Energy, LLC

35.0% - Power Sustainable Energy Infrastructure US Fund II LP (LP units)

100.0% - Nautilus US Power Holdco, LLC

100.0% Nautilus Sponsor Member 2021 LLC

100.0% Sponsor Membership Interests - Nautilus Owner 2021, LLC

100.0% - Nautilus Sponsor Member, 2020 LLC

40.0% - Nautilus Owner 2020, LLC

100.0% - Nautilus Owner 2020 (Beacon) LLC

100.0% - Nautilus Owner 2020 (King) LLC

100.0% - Nautilus Helios Solar Torsk, LLC

100.0% - Hazelnut Solar, LLC

100.0% - Independence Solar, LLC

100.0% - NPF Solar, LLC

100.0% - Skyward Solar, LLC

100.0% - Trailblazer Solar, LLC

100.0% - NSE Beacon Solar, LLC

100.0% - NSE Camber Solar PS13 LLC

100.0% - NSE Camber Solar PS12, LLC

100.0% - NSE Camber Solar PS11 LLC

100.0% - NSE Camber Solar PS6 LLC

100.0% - NSE Camber Solar PS5 LLC

100.0% - NSE Camber BH CSG2 LLC

100.0% - Mtn Solar 6 LLC

100.0% - Nautilus Castle Solar, LLC

100.0% - NSE CroakerRenewables Inc.

100.0% - Bright Oak Solar

100.0% - River Valley Solar LLC

100.0% - Fryeburg Solar. LLC

100.0% - Sanford Solar LLC

100.0% - Wells Solar LLC

100.0% - Kirby Road Solar LLC

100.0% - Tiffany Energy LLC

100.0% - NSE Wixon Solar LLC

100.0% - NSE Mattacheese Solar LLC

100.0% - NSE Barnstable HS Solar LLC

100.0% - NSE of Cape Cod Solar IV, LLC

100.0% - NSE Duxbury Solar, LLC

100.0% - NSE Solar #1032, LLC

100.0% - Islander Solar, LLC

100.0% - NSE AT01, LLC

100.0% - NSE FA01 LLC

100.0% - Sabattus SB01, LLC

100.0% - Washington WS03, LLC 3

100.0% - Renew Solar RI Exeter Ten LLC

100.0% - Renew Solar RI Exeter Mail LLC

100.0% - Renew Solar RI Hanton City LLC

100.0% - Renew Solar RI Ashaway LLC

100.0% - Renew Solar RI NEM LLC

100.0% - NSE Sackets Solar, LLC

100.0% - P52ES 1755 Henryton Road Phase 2, LLC

100.0% - P52ES 12855 Frederick Road Phase 1, LLC

100.0% - Lion One, LLC

100.0% - Bear One, LLC

100.0% - Hanover Pike Solar, LLC

100.0% - Chesapeake Energy One, LLC

100.0% - West Deming Solar Project, LLC

100.0% — NS Belle Mead, LLC [100% of Class B Membership Interests]

100.0% - NSE KAM MM Holdco, LLC

100.0% Virgo KAM Holdco, LLC (class B units)

100.0% - Lindstrom Solar LLC

100.0% - Saint Cloud Solar LLC

100.0% - Winsted Solar LLC

100.0% - VH Holdco I, LLC

100.0% - VH WB Holdco LLC (class B units)

100.0% - VH West Brookfield LLC

100% - VH Lordsburg Holdco, LLC

100.0% - Nautilus Solar Lordsburg, LLC

100.0% - VH Salem Holdco, LLC

100.0% - NS Salem Community College, LLC

100.0% - VH Kilroy Holdco, LLC

100.0% - VH Kilroy Solar, LLC

100.0% - VH BHA Holdco, LLC

100.0% - GES Megafourteen LLC

100.0% - Nautilus Solar Construction Holdco, LLC

100.0% - Bright Hill Solar LLC

100.0% - Bright Field Solar LLC

100.0% - P52ES 1755 Henryton Rd Phase I LLC

100.0% - Brooten CSG 1 LLC

100.0% - Buffalo Lake CSG 1 LLC

100.0% - Sacred Heart CSG 1 LLC

100.0% - Stewart CSG 1 LLC

100.0% - Nautilus Helios Solar Blackpoint, LLC

100.0% - TPE King Solar Holdings1, LLC

100.0% - TPE King Solar Holdings2, LLC

100.0% - Nautilus Solar Term Holdco LLC

100.0% - NSE Goat Island MM Holdco, LLC

1.0% Virgo Goat Island Holdco, LLC

100% Nautilus Goat Island Solar, LLC

100.0% - Nautilus Hopkins Hill MM Holdco LLC

1.0% Hopkins Hill Solar Lessee LLC

10.0% - Hopkins Hill Solar Lessor Holdco LLC (90% Nautilus Hopkins Hill MM Holdco LLC)

100.0% - TPE Hopkins Solar Holdings1, LLC

100.0% - Nautilus Solar Solutions, LLC

100.0% - ISM Solar Cranston

100.0% - Clifton Park Solar 1, LLC

100.0% - Clifton Park Solar 2, LLC

100.0% - Hamlin Solar 1, LLC

100.0% - Bulldog Solar One LLC

100.0% - Mason Solar One,LLC

100.0% - Pittman Solar One LLC

100.0% - Hostetter Solar One, LLC

100.0% - Burns Solar One LLC

100.0% - P52ES Raphael Rd Community Solar, LLC

100.0% - Lowry CSG 2, LLC

100.0% - Paynesville CSG 1, LLC

100.0% - Plato CSG, LLC

100.0% - Nautilus Solar Canada Inc.

100.0% - Nautilus Seller 2020

 60.51% - Lumenpulse Group Inc.

100.0% - Lumenpulse Finance Corp.

100.0% - Lumenpulse Lighting Corp.

82.10% - Sternberg Lanterns, Inc.

100.0% - Exenia s.r.l.

100.0% - Lumenpulse UK Limited

100.0% - Lumenpulse Alphaled Limited

44.15% - The Lion Electric Company

100.0% - Power Communications Inc.

100.0% - Power Corporation International

100.0% - Sagard Holdings Participation Inc.

100.0% - Sagard Holdings Management Inc.

100.0% - Sagard Capital Parnters Management Corp.

100.0% - Sagard Holdings Manager GP Inc.

100.0% - Sagard Holdings Manager LP

100.0% - Sagard Holdings Wealth LP

48.6% - Grayhawk Investment Strategies Inc. (36.3% equity)

100.0% - Sagard Diagram Founders’ Shares Participation LP

100.0% - P3 Ventures Participation LP

100.0% - SHRP Participation LP

100.0% - Sagard Partner Pool LP

100.0% - Sagard Europe Participation LP

100.0% - P3 Ventures 2021 Participation LP

100.0% - Sagard S.A.S.

100.0% - Sagard EMD Inc.

100.0% - Sagard Credit Partners GP, Inc.

100.0% - Sagard Credit Partners, LP

100.0% - Sagard Credit Fund

100.0% - Sagard Credit Partners II GP, Inc.

100.0% - Sagard Credit Partners II, LP

100.0% - Sagard Credit Partners II Carried Interest, LP

100.0% - Sagard Credit Partners (Cayman) GP, Inc.

100.0% - Sagard Credit Partners (Cayman), LP

100.0% - Sagard Credit Fund (Cayman)

100.0% - Sagard Credit Partners II (Cayman) GP, LLC

100.0% - Sagard Credit Partners II (Cayman), LP

100.0% - Sagard Healthcare Royalty Partners GP LLC

100.0% - Sagard Healthcare Royalty Partners, LP

100.0% - Sagard Healthcare Royalty Fund

100.0% - Portag3 Ventures GP Inc.

100.0% - Portag3 Ventures Participation ULC

100.0% - Portag3 Ventures Participation Inc.

100.0% - Portag3 Ventures Participation US LP

100.0% - Portag3 Ventures II Affiliates GP Inc.

100.0% - Portag3 Ventures II Affiliates LP

100.0% - Portag3 Ventures LP

100.0% - Portag3 International Investments Inc.

17.09% - Loot Financial Services Limited

14.29% - Albert Corporation

15.79% - FL Fintech E GmbH

13.75% - Borrowell Inc.

27.00% - Diagram Ventures Limited Partnership

100.0% - Portag3 Ventures II GP Inc.

100.0% - Portage3 Ventures II LP

100.0% - Portag3 Ventures II Investments LP

100.0% - Portag3 Ventures II International Investments Inc.

12.90% - Albert Corporation

24.30% - Koho Financial Inc.

14.90% - FL Fintech E GmbH

13.15% - Socotra Inc.

14.04% - HD Insurance Limited

16.80% - Fondeadora Inc.

18.20% - Gradient Boosted Investments Inc.

20.45% - AlpacaDB, Inc.

12.00% - Pledg SAS

17.02% - Rose Technology Incorporated

14.70% - AtomicFI, Inc.

18.65% - Choosing Therapy Inc.

34.60% - Diagram Ventures Limited Partnership

63.60% - Diagram Ventures II Limited Partnership

100.0% - Portag3 Ventures II International LP

100.0% - Portag3 Ventures II International (FI) LP

100.0% - Portag3 Ventures II Carried Interest LP

100.0% - Portag3 Ventures II Carried Interest US LP

100.0% - Portag3 Ventures Fund II

100.0% - Portag3 Ventures III GP Inc.

100.0% - Portag3 Ventures III Carried Interest LP

100.0% - Portag3 Ventures Fund III

100.0% - PFTA GP Inc.

100.0% - PFTA I LP

100.0% - Sagard PFTA Agregator LP

50.0% - Diagram Ventures GP Inc.

100.0% - Diagram Ventures, LP

50.0% - Diagram Ventures II GP Inc.

100.0% - Diagram Ventures II LP

50.0% - Diagram Opportunity GP Inc.

100.0% - Diagram Opportunity Fund Carried Interest LP

100.0% - Diagram Opportunity Fund I LP

100.0% - Springboard III GP Inc.

100.0% - Springboard III LP

4.0% - 1069759 B.C. Unlimited Liability Company

100.0% - Sagard Credit Partners Carried Interest GP Inc.

100.0% - Sagard Credit Partners Carried Interest LP

100.0% - Sagard Capital Partners GP, Inc.

100.0% - Sagard Capital Partners, L.P.

96.0% - 1069759 B.C. Unlimited Liability Company

91.6% - Integrated Fertility Holding, LLC

50.0% - Peak Achievement Athletics Inc. (42.58% equity)

100.0% - 10094439 Canada Inc.

100.0% - 10094455 Canada Inc.

100.0% - Limited Partnership Interests in Peak Management Participation LP

100.0% - 1167410 B.C. Unlimited Liability Company

100.0% - General Partnership Interests in Peak Management Participation LP

100.0% - Limited Partnership Interests in Peak Holdings LP

100.0% - 1167387 B.C. Unlimited Liability Company

100.0% - General Partnership Interests in Peak Holdings LP

100.0% - Bauer Hockey Ltd.

100.0% - Bauer Innovations Canada Ltd.

100.0% - Bauer Hockey AB

100.0% - Bauer Hockey GmbH

100.0% - Bauer Hockey (Beijing) Trading Limited

100.0% - Jacmal BV

100.0% - BCE Acquisitions US, Inc.

100.0% - Bauer Innovations US, LLC

100.0% - Bauer Hockey LLC

100.0% - Cascade Maverik Lacrosse, LLC

100.0% - Bauer Hockey Retail, LLC

28.1% - Rawlings Sporting Goods Company Inc.

100.0% - Power Corporation of Canada Inc.

100.0% - 4190297 Canada Inc.100.0% - 4524781 Canada Inc.

100.0% - Square Victoria Communications Group Inc.

  100.0% - Gesca Ltee

100.0% Gestion Gesca Inc.

100.0% - Gesca Numerique Inc.

100.0% - 9214470 Canada Inc.

100.0% - Square Victoria Digital Properties Inc.

100.0% - 1280406 B.C. Ltd.

100.0% Les Editions Plus Ltee

50.0% - 1004096 Canada Inc. (“workopolis”)

H.                                   Other PFC Companies

Power Financial Corporation

100.0% - 4400003 Canada Inc.

100.0% - 3411893 Canada Inc.

100.0% - 3439453 Canada Inc.

100.0% - PFC Ventures Inc.

100.0% - 9194649 Canada Inc.

100.0% - Springboard L.P.

75.95% - Wealthsimple Financial Corp. (74.03% equity)

100.0% - Wealthsimple Inc.

100.0% - Wealthsimple Advisor Services Inc.

100.0% - Canadian ShareOwner Investments Inc.

100.0% - CSA Computing Inc.

100.0% - Wealthsimple US, Ltd.

100.0% - Wealthsimple Technologies Inc.

100.0% - Wealthsimple Investments US, Ltd.

50.10% - Wealthsimple Europe S.a.r.l

100.0% - Wealthsimple UK Ltd.

100.0% - Wealthsimple GmbH

100.0% - Wealthsimple Technologies Europe Ltd

100.0% - SimpleTax Software Inc.

100.0% - Wealthsimple Payments Inc.

100.0% - Wealthsimple Digital Assets. Inc.

100.0% - Springboard II LP

1.50% - Koho Financial Inc.